SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

☐	Preliminary information statement.	☐	Confidential, for use of the Commissioner only (as permitted by Rule 14c-5(d)(2))
☒	Definitive information statement.
WILSHIRE MUTUAL FUNDS, INC.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
	(1)	Title of each class of securities to which transaction applies: N/A
	(2)	Aggregate number of securities to which transaction applies: N/A
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
	(4)	Proposed maximum aggregate value of transaction: N/A
	(5)	Total fee paid: $0
☐	Fee paid previously with preliminary materials: N/A
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid: N/A
	(2)	Form, Schedule or Registration Statement No.: N/A
	(3)	Filing Party: N/A
	(4)	Date Filed: N/A

IMPORTANT NEWS ABOUT WILSHIRE MUTUAL FUNDS, INC.

February 23, 2010

Dear Shareholder:

The Board of Directors of Wilshire Mutual Funds, Inc. (the “Company”) has approved subadvisory agreements between Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) and each of Pyramis Global Advisors, LLC (“Pyramis”) and UBS Global Asset Management (Americas) Inc. (“UBS”), pursuant to which Pyramis and UBS will serve as new Subadvisers to the Wilshire Large Cap Core 130/30 Fund effective March 1, 2010, in addition to the current Subadvisers of AXA Rosenberg Investment Management, Thompson Siegel & Walmsely LLC and TWIN Capital Management, Inc.  Wilshire, the Company’s investment adviser, continues to oversee the Subadvisers.

The next few pages of this package feature more information about the new Subadvisers, including their investment processes and styles.  Please take a few moments to read them and call us at 1-888-200-6796 if you have any questions.

On behalf of the Board of Directors, I thank you for your continued investment in Wilshire Mutual Funds, Inc.

Sincerely, /s/ Lawrence E. Davanzo Lawrence E. Davanzo President

2

WILSHIRE MUTUAL FUNDS, INC.

INFORMATION STATEMENT

TO SHAREHOLDERS OF THE

WILSHIRE LARGE CAP CORE 130/30 FUND

This document is an Information Statement and is being furnished to shareholders of the Wilshire Large Cap Core 130/30 Fund (the “Fund”), a series of Wilshire Mutual Funds, Inc. (the “Company”), in lieu of a proxy statement pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission (the “SEC”).  Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) serves as the investment adviser for the Company.  The exemptive order permits Wilshire to employ additional Subadvisers, terminate Subadvisers, and modify subadvisory agreements without prior approval of the Company’s shareholders.

Under the SEC order, if Wilshire retains a new Subadviser or materially changes an existing subadvisory agreement between Wilshire and a Subadviser, shareholders of the affected funds of the Company are required to be provided an Information Statement explaining any changes and disclosing the aggregate fees paid to the Subadvisers as a result of those changes.  A copy of each of the subadvisory agreements with Pyramis Global Advisors, LLC (“Pyramis”) and UBS Global Asset Management (Americas) Inc. (“UBS”) is attached to this Information Statement as Appendix A.

This Information Statement is being mailed on or about March 1, 2010 to the shareholders of the Fund of record as of January 31, 2010 (the “Record Date”).  The Fund will bear the expenses incurred in connection with preparing and mailing this Information Statement.  As of the Record Date, 27,387,653 shares of the Fund were issued and outstanding.  Information on shareholders who owned beneficially 5% or more of the shares of the Fund as of the Record Date is set forth in Appendix B.  To the knowledge of the Company, the executive officers and Directors of the Company as a group owned less than 1% of the outstanding shares of the Fund and of the Company as of the Record Date.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

3

Appointment of New Subadvisers to the Wilshire Large Cap Core 130/30 Fund

On December 4, 2009, the Board of Directors of the Company approved subadvisory agreements between Wilshire and each of Pyramis Global Advisors, LLC (“Pyramis”) and UBS Global Asset Management (Americas) Inc. (“UBS”), pursuant to which Pyramis and UBS will serve as new Subadvisers to the Wilshire Large Cap Core 130/30 Fund effective March 1, 2010, in addition to the current Subadvisers of AXA Rosenberg, Thompson Siegel & Walmsely and Twin Capital.

No officers or Directors of the Company are officers, employees, directors, general partners or shareholders of Pyramis or UBS (each a “Subadviser,” and together the “Subadvisers”).  In addition, since January 1, 2009, the beginning of the Company’s last completed fiscal year, no Director of the Company, except Theodore J. Beck, has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which Pyramis or UBS, any person controlling, controlled by or under common control with Pyramis or UBS or any person controlling, controlled by or under common control with such entities was or is to be a party.  Mr. Beck abstained from voting on the subadvisory agreement with Pyramis because his son is employed by a control affiliate of Pyramis, and therefore, Mr. Beck, indirectly, has a material interest in the hiring of Pyramis as Subadviser to the Fund.

At the meeting on December 4, 2009, in connection with the review of Wilshire’s proposed subadvisory agreements with Pyramis and UBS (each an “Agreement,” and together the “Agreements”), the Board evaluated information provided by Wilshire and the Subadvisers in accordance with Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”).

The information in this summary outlines the Board’s considerations associated with its approval of each of the Agreements.  In connection with its deliberations, the Board considered such information and factors as it believed to be relevant.  As described below, the Board considered the nature, extent and quality of the services to be provided by the Subadvisers under the Agreements; comparative fees as provided by the Subadvisers; the anticipated profits to be realized by the Subadvisers; the extent to which the Subadvisers would realize economies of scale as the Fund grows; and whether any fall-out benefits will be realized by the Subadvisers.

In considering these matters, the Board was advised with respect to relevant legal standards by independent counsel.  In addition, as required by the 1940 Act, the approval was confirmed by the unanimous separate vote of those Directors who are not “interested persons” of the Company as defined in the 1940 Act (the “Independent Directors”).  Solely for the purpose of the vote with respect to the Pyramis Agreement, Mr. Beck was deemed an interested director and did not vote to approve that Agreement. The Independent Directors also discussed the approval of the Agreements with management and in private sessions with counsel at which no representatives of the Subadvisers were present.

4

As noted above, the Board, including all the Independent Directors, considered the Agreements pursuant to a process that concluded at the Board’s December 4, 2009 meeting. The Directors received information from each Subadviser as to the Fund describing:  (i) the nature, extent and quality of services to be provided, (ii) the investment performance for products managed by the Subadviser that are similar to the Fund, (iii) the financial condition of the Subadviser, (iv) the extent to which economies of scale may be realized as the Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered and amounts paid to other registered investment companies and/or any comparable advisory clients, as applicable, and (vii) benefits to be realized by the Subadviser from its relationship with the Fund.  The Independent Directors also received a memorandum from counsel describing their duties in connection with contract approvals, and they were assisted in their review by independent legal counsel.

Prior to consideration by the Board, the Contract Review Committee met on December 3, 2009 to discuss the information provided.  It also considered the assessment of performance made by the Investment Committee (which is comprised solely of Independent Directors), which also met on December 3, 2009 to review data on each Subadviser’s investment performance as provided by Wilshire based upon data gathered from Morningstar Direct mutual fund data base (“Morningstar”).  Following its evaluation of all materials provided, including the recommendation of the Investment Committee, the Contract Review Committee concluded that it was in the best interests of the Fund to approve each respective Agreement and recommended to the Board that the Agreements be approved.  At its meeting on December 4, 2009, the Board considered the recommendation of the Contract Review Committee along with the other factors that the Board deemed relevant.

As to each Agreement, the Board considered the nature, extent and quality of services to be provided under such Agreement.  The Board considered the reputation, qualifications and background of each Subadviser, the investment approach of the Subadviser, experience and skills of investment personnel to be responsible for the day-to-day management of the Fund, and the resources made available to such personnel.  The Board also considered each Subadviser’s general legal compliance and the assessment of the Company’s chief compliance officer regarding the Subadviser’s compliance program.  In addition, the Board considered the analysis provided by the Adviser, which concluded that each Subadviser would provide reasonable services and recommended that each Agreement be approved.

Based upon all relevant factors, the Board concluded that the investment performance for products managed by the Subadvisers that are similar to the Fund met or exceeded acceptable levels of investment performance and, therefore, performance was expected to be satisfactory.

5

The Board also considered each Subadviser’s proposed subadvisory fees by evaluating the competitiveness of the subadvisory fees based upon data supplied by each Subadviser with respect to fees charged to other clients.  The Board noted that the subadvisory fee rates were negotiated at arm’s length between the Adviser and each Subadviser, that the Adviser compensates the Subadviser from its own fee and that the aggregate advisory fee had previously been deemed reasonable by the Board.

Based upon all of the above, the Board determined that the subadvisory fee for each Subadviser was reasonable.

In addition, the Board noted that the revenues to the Subadvisers would be limited due to the size of the Fund.  Accordingly, the Board concluded that they need not review estimated levels of profits to the Subadvisers in order to conclude, as they did, that profitability to the Subadvisers would not be unreasonable.

The Board considered whether there may be economies of scale with respect to the subadvisory services to be provided to the Fund and whether the subadvisory fees reflect such economies of scale through breakpoints in fees.  The Board also considered whether the effective subadvisory fee rate under each Agreement is reasonable in relation to the asset size of the Fund.  The Board concluded that the fee schedule for each Subadviser reflects an appropriate recognition of any economies of scale.

The Board also considered the character and amount of other incidental benefits to be received by each Subadviser and each Subadviser’s soft dollar practices.  The Board concluded that, taking into account the benefits arising from these practices, the fees to be charged under each Agreement are reasonable.

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Agreement are fair and reasonable and that the approval of each Agreement is in the best interests of the Fund.

Pyramis

Pyramis is located at 900 Salem Street, Smithfield, Rhode Island  02917.  Pyramis is wholly-owned by Pyramis Global Advisors Holdings Corp., which is a wholly owned subsidiary of FMR LLC. Pyramis was spun off from FMR LLC in 2005 to focus exclusively on institutional asset management. As of December 31, 2009, Pyramis managed approximately $25.5 billion in assets.

Pyramis’ 130/30 strategy is team managed by sector portfolio managers led by John Power, Portfolio Team Leader.  Mr. Power is responsible for portfolio construction, risk management and trading.  Each sector portfolio manager manages an independent 130/30 sector sub-portfolio. For portfolio construction, Pyramis uses a team-based “best ideas” approach. The specialized role of the sector portfolio manager ensures focus and proficiency in identifying long and short positions consistent with respective areas of expertise. The sector portfolio managers are responsible for all buy and sell decisions for their respective sub-portfolios in their sectors, but the lead portfolio manager has the final authority on all trades and could override if necessary. The allocation of assets to each of the sector sub-portfolios corresponds to the weight of the sector within the S&P 500 Index.

6

John Power, Senior Vice President of Domestic Equities at Pyramis and Portfolio Team Leader for the Large Cap Core 130/30 Strategy, has been employed by Pyramis and its parent company since 2005.  Mr. Power holds a Bachelor of Arts from Middlebury College and a Master of Business Administration from the Wharton School at the University of Pennsylvania.

The sector portfolio managers that comprise the team include Messrs. Thorsten Becker; Robert Boa, CFA; Andrew R. Burzumato and Michael Elvin.

Pyramis manages its allocated portion of the Fund’s portfolio by pursuing a bottom-up, fundamental strategy to identify securities that may outperform (or underperform) the market. The primary driver of Pyramis’ large cap core 130/30 strategy is its stock selection skill based on its in-depth proprietary research on both the long and short sides of the portfolio.  The portfolio is constructed within certain sector and security level constraints to seek alpha and neutralize systematic exposures and to ensure style consistency and limited tracking error.

UBS

UBS is located at One North Wacker Drive, Chicago, Illinois  60606.  UBS is a wholly owned subsidiary of UBS AG, a large global financial institution and is a member of the UBS Global Asset Management Business Group.  UBS provides investment management services to investment companies and various types of other institutional and retail investors.

UBS constructs its portion of the portfolio by focusing on intensive fundamental research.  UBS employs an investment strategy that is based on a price-to-intrinsic value approach which derives the intrinsic value of a company from estimates of future free cash flows.  The portfolio is moderately diversified with approximately 50-70 long positions and 30-50 short positions.  The portfolio is constructed within certain position, sector, beta and tracking error constraints. As of December 31, 2009, UBS managed approximately $144.25 billion in assets.

John Leonard, CFA, Head of Equities, and Tom Cole, CFA, Head of North American Equities and Director of North American Research, are primarily responsible for managing UBS’ portion of the Fund.

7

Mr. Leonard, Managing Director and Head of U.S. Equities, UBS Global Asset Management, joined a predecessor organization in 1991.  Mr. Cole, CFA, Managing Director and Director of Equity Research, joined UBS in 2001.  Other members of the team include Mr. Thomas Digenan, CFA, CPA who joined a predecessor firm in 1993 and serves as US Equity Strategist for the team; and Mr. Scott Bondurant, Managing Director and Head of Equity Long/Short Globally, who joined UBS Global Asset Management in 2005 and oversees development, implementation, management and marketing of all long/short products.

UBS manages its portion of the Fund using a price-to-intrinsic value approach where the intrinsic value of a company is derived from estimates of future free cash flows. UBS’ investment strategy is focused on intensive fundamental research and the portfolio construction process is supported by the firm’s proprietary Global Equity Risk Management System. The team employs a strong portfolio construction process that is supported by UBS’ Global Equity Risk Management System.

Aggregate Fees

Wilshire’s annual advisory fee for the Fund is 1.00%.  For the fiscal year ended December 31, 2009, the Company paid Wilshire $832,595 in advisory fees for the Fund, before fee waivers and expense reimbursements.

For the fiscal year ended December 31, 2009, the aggregate subadvisory fees paid by Wilshire to all Subadvisers with respect to the Fund totaled $334,220.  These aggregate subadvisory fees represented 0.164% of the average net assets of the Fund for the fiscal year ended December 31, 2009.

For the fiscal year ended December 31, 2009, the aggregate subadvisory fees that would have been paid by Wilshire if the new Agreements were in effect with respect to the Fund were $348,703.  The percentage difference between the amounts actually paid by Wilshire and the amounts that would have been paid by Wilshire under the new Agreements is 4.33% and 0.171% for the Fund.

All subadvisory fees are paid by Wilshire and not the Company.  The fees paid by Wilshire to each Subadviser depend on the fee rates negotiated by Wilshire and on the percentage of the Fund’s assets allocated to the Subadviser by Wilshire.  Because Wilshire pays each Subadviser’s fees out of its own fees received from the Company, there is no “duplication” of advisory fees paid.

Terms of Subadvisory Agreements

The Agreements with Pyramis and UBS continue in force until August 31, 2011, unless sooner terminated as provided in certain provisions contained in the Agreements.  The Agreements will continue in force from year to year thereafter so long as they are specifically approved for the Fund at least annually in the manner required by the 1940 Act.

8

The Agreements will automatically terminate in the event of their assignment (as defined in the 1940 Act) and may be terminated at any time without payment of any penalty by Wilshire or a Subadviser on sixty days’ prior written notice to the other party.  The Agreements may also be terminated by the Fund by action of the Board or by a vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act) on sixty days’ written notice to the Subadviser by the Fund.  The Agreement will automatically terminate with respect to the Fund if the Investment Advisory Agreement between Wilshire and the Fund is terminated, assigned or not renewed.

Additional Disclosure Regarding the Subadvisers

The names and principal occupations of the principal executive officers and each director of Pyramis, all located at 900 Salem Street, Smithfield, Rhode Island  02917, are listed below:

NAME	TITLE/PRINCIPAL OCCUPATION
Young D. Chin	Chief Investment Officer and Director of Pyramis (2006 – present)
Kevin Uebelein	President, Chairman and a Director of Pyramis (2008 – present)
Kenneth A. Rathgeber	Chief Compliance Officer of Pyramis (1995- present)
Michael Howard	Senior Vice President, Chief Financial Officer, Treasurer and a Director of Pyramis (2005 – present)
William E. Dailey	Senior Vice President, Chief Administrative Officer and a Director of Pyramis (2006-present)
Patrick J. McNelis	Director of Pyramis (2008-present)
Michael E. Wilens	Head of Asset Management of Pyramis (2008-present)

The names and principal occupations of the principal executive officers and each director of UBS, all located at One North Wacker Drive, Chicago, Illinois  60606, are listed below:

NAME	TITLE/PRINCIPAL OCCUPATION
Kai R. Sotorp	Managing Director and Head of Americas Region, UBS Global Asset Management; President and member, Board of Directors UBS Global Asset Management (US) Inc. and UBS (2004-present).
John C. Moore	Managing Director and member, Board of Directors, Head of Financial Control of UBS (2004-present)
Mark F. Kemper
Executive Director and General Counsel of UBS Global Asset Management-Americas region (2004-present); Legal Counsel of UBS (f/k/a Brinson Partners, Inc.)(2001-present); Secretary of UBS (1999-present); Secretary of UBS Global Asset Management Trust Company; Secretary of UBS Global Asset Management (US) Inc. (2004-present)

Barry M. Mandinach	Managing Director and Head of Distribution, member, Board of Directors of UBS (2001-present); President, UBS Global Asset Management (US) Inc. (2004-present)
Joseph M. McGill	Executive Director and Chief Compliance Officer, UBS and UBS Global Asset Management (US) Inc. (2003-present)

9

There are no registered investment companies for which Pyramis or UBS acts as investment adviser or Subadviser and which have investment objectives similar to that of the Fund.

Distributor and Administrator

Pursuant to an Underwriting Agreement, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, is the distributor for the continuous offering of shares of the Company and acts as agent of the Company in the sale of its shares.  SEI Investments Global Funds Services (the “Administrator”), One Freedom Valley Drive, Oaks, Pennsylvania  19456, an affiliate of the Distributor, is the administrator for the Company.  SEI Investments Management Corporation, a wholly owned subsidiary of SEI Investments Company, is the owner of all beneficial interests in the Administrator.

Other Information

THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO SHAREHOLDERS OF THE FUND UPON REQUEST.  REQUESTS FOR SUCH REPORTS SHOULD BE DIRECTED TO WILSHIRE MUTUAL FUNDS, INC. C/O DST SYSTEMS, INC. 333 W. 11TH STREET, KANSAS CITY, MO 64105, OR BY CALLING 1-888-200-6796.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THIS INFORMATION STATEMENT:

The Information Statement is available at: www.wilshirefunds.com

10

APPENDIX A

INVESTMENT SUBADVISORY AGREEMENTS

INVESTMENT SUB-ADVISORY AGREEMENT

This Investment Sub-Advisory Agreement (“Agreement”) is made as of the 24th day of November, 2009 with an effective date of December 4, 2009 by and between Wilshire Associates Incorporated, a California corporation (“Adviser”), and UBS Global Asset Management (Americas) Inc., a registered investment adviser (“Sub-Adviser”).

Whereas Adviser is the investment adviser of the Wilshire Mutual Funds, Inc. (the “Fund”), an open-end diversified, management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), currently consisting of six separate series or portfolios (collectively, the “Fund Portfolios”) including the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio, the Wilshire 5000 Index Fund and the Wilshire Large Cap Core 130/30 Fund;

Whereas Adviser desires to retain Sub-Adviser to furnish investment advisory services for the Fund Portfolio(s) as described in Exhibit 1 – Fund Portfolio Listing, as may be amended from time to time, and Sub-Adviser wishes to provide such services, upon the terms and conditions set forth herein;

Now Therefore, in consideration of the mutual covenants herein contained, the parties agree as follows:

1.   Appointment.  Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to each Fund Portfolio for the period and on the terms set forth in this Agreement.  Sub-Adviser hereby accepts such appointment and agrees to furnish the services set forth for the compensation herein provided.

2.   Sub-Adviser Services.  Subject always to the supervision of the Fund’s Board of Directors and Adviser, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, such portion of the assets of each Fund Portfolio as Adviser shall from time to time designate (each a “Portfolio Segment”) and place all orders for the purchase and sale of securities on behalf of each Portfolio Segment.  In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund and each Fund Portfolio and will monitor a Portfolio Segment’s investments, and will comply with the provisions of the Fund’s Articles of Incorporation and By-laws, as amended from time to time, and the stated investment objectives, policies and restrictions of each Fund Portfolio as set forth in the prospectus and Statement of Additional Information for each Fund Portfolio, as amended from time to time, as well as any other objectives, policies or limitations as may be provided by Adviser to Sub-Adviser in writing from time to time.

Sub-Adviser will provide reports at least quarterly to the Board of Directors and to Adviser.  Sub-Adviser will make its officers and employees available to Adviser and the Board of Directors from time to time at reasonable times to review investment policies of each Fund Portfolio with respect to each Portfolio Segment and to consult with Adviser regarding the investment affairs of each Portfolio Segment.

Sub-Adviser agrees that it:

(a)  will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b)  will conform with all applicable provisions of the 1940 Act and rules and regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable laws and regulations of any governmental authority pertaining to its investment advisory activities, including all portfolio diversification requirements necessary for each Portfolio Segment to comply with subchapter M of the Internal Revenue Code as if each were a regulated investment company thereunder;

(c)  to the extent authorized by Adviser in writing, and to the extent permitted by law, will execute purchases and sales of portfolio securities and other investments for each Portfolio Segment through brokers or dealers designated by management of the Fund to Adviser for the purpose of providing direct benefits to the Fund, provided that Sub-Adviser determines that such brokers or dealers will seek to provide best execution in view of all appropriate factors, and is hereby authorized as the agent of the Fund to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash of each Portfolio Segment to such brokers or dealers for the account of the relevant Fund Portfolio.  Adviser and the Fund understand that the brokerage commissions or transaction costs in such transactions may be higher than those which the Sub-Adviser could obtain from another broker or dealer, in order to obtain such benefits for the Fund;

(d)  is authorized to and will select all other brokers or dealers that will execute the purchases and sales of portfolio securities for each Portfolio Segment and is hereby authorized as the agent of the Fund to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash of each Portfolio Segment for the account of each Fund Portfolio.  In making such selection, Sub-Adviser is directed to use its best efforts to seek to obtain best execution, which includes most favorable net results and execution of a Portfolio Segment’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided.  With respect to transactions under sub-paragraph (c) or this sub-paragraph (d), it is understood that Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or in respect of any Fund Portfolio, or be in breach of any obligation owing to the Fund or in respect of any Fund Portfolio under this Agreement, or otherwise, solely by reason of its having caused a Fund Portfolio to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction of a Fund Portfolio in excess of the amount of commission another member of an exchange, broker or dealer would have charged if Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage and research services provided by such member, broker, or dealer, viewed in terms of that particular transaction or Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.  The Adviser may, from time to time, engage other sub-advisers to advise portions of a Fund Portfolio other than the Portfolio Segment.  The Sub-Adviser agrees that it will not consult with any other sub-adviser engaged by the Adviser with respect to transactions in securities or other assets concerning a Fund Portfolio, except to the extent permitted by certain exemptive rules under the 1940 Act that permit certain transactions with a sub-adviser or its affiliates.

2

(e)  is authorized to consider for investment by each Portfolio Segment securities that may also be appropriate for other funds and/or clients served by Sub-Adviser.  To assure fair treatment of each Portfolio Segment and all other clients of Sub-Adviser in situations in which two or more clients’ accounts participate simultaneously in a buy or sell program involving the same security, such transactions will be allocated among each Portfolio Segment and other clients in a manner deemed equitable by Sub-Adviser.  Sub-Adviser is authorized to aggregate purchase and sale orders for securities held (or to be held) in each Portfolio Segment with similar orders being made on the same day for other client accounts or portfolios managed by Sub-Adviser. When an order is so aggregated, the actual prices applicable to the aggregated transaction will be averaged and each Portfolio Segment and each other account or portfolio participating in the aggregated transaction will be treated as having purchased or sold its portion of the securities at such average price, and all transaction costs incurred in effecting the aggregated transaction will be shared on a pro-rata basis among the accounts or portfolios (including each Portfolio Segment) participating in the transaction.  Adviser and the Fund understand that Sub-Adviser may not be able to aggregate transactions through brokers or dealers designated by Adviser with transactions through brokers or dealers selected by Sub-Adviser, in which event the prices paid or received by each Portfolio Segment will not be so averaged and may be higher or lower than those paid or received by other accounts or portfolios of Sub-Adviser;

(f)  will report regularly to Adviser and to the Board of Directors and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Directors on a regular basis at reasonable times the management of each Portfolio Segment, including without limitation, review of the general investment strategies of each Portfolio Segment, the performance of each Portfolio Segment in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace, and will provide various other reports from time to time as reasonably requested by Adviser;

(g)  will prepare such books and records with respect to each Portfolio Segment’s securities transactions as requested by Adviser and will furnish Adviser and the Fund’s Board of Directors such periodic and special reports as the Board or Adviser may reasonably request;

(h)  will vote all proxies with respect to securities in each Portfolio Segment;

shall have the authority, at its discretion, to file proof of claims forms in connection with any litigation or other proceeding based upon the Sub-Advisor’s records regarding any security held in the Portfolio Segment unless otherwise limited herein.  In determining whether to file proof of claim forms, the Sub-Advisor will use reasonable discretion; and

3

(i)  will act upon reasonable instructions from Adviser which, in the reasonable determination of Sub-Adviser, are not inconsistent with Sub-Adviser’s fiduciary duties under this Agreement.

3.   Expenses.  During the term of this Agreement, Sub-Adviser will provide the office space, furnishings, equipment and personnel required to perform its activities under this Agreement, and will pay all customary management expenses incurred by it in connection with its activities under this Agreement, which shall not include the cost of securities (including brokerage commissions, if any) purchased for each Portfolio Segment.  Sub-Adviser agrees to bear any Portfolio expenses caused by future changes at Sub-Adviser, such expenses including but not limited to preparing, printing, and mailing to Portfolio shareholders of information statements or stickers to or complete prospectuses or statements of additional information.

4.   Compensation.  For the services provided and the expenses assumed under this Agreement, Adviser will pay Sub-Adviser, and Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee computed and paid as set forth in Exhibit 2 – Fee Schedule.

5.   Other Services.  Sub-Adviser will for all purposes herein be deemed to be an independent contractor and will, unless otherwise expressly provided or authorized, have no authority to act for or represent Adviser, the Fund or a Fund Portfolio or otherwise be deemed an agent of Adviser, the Fund or a Fund Portfolio.  Adviser understands and has advised the Fund’s Board of Directors that Sub-Adviser may act as an investment adviser or sub-investment adviser to other investment companies and other advisory clients.  Sub-Adviser understands that during the term of this Agreement Adviser may retain one or more other sub-advisers with respect to any portion of the assets of a Fund Portfolio other than each Portfolio Segment.

6.   Affiliated Broker.  Sub-Adviser or an affiliated person of Sub-Adviser, including UBS AG, UBS Securities LLC, UBS Financial Services Inc., and any other broker or dealers affiliated with Sub-Adviser (collectively “UBS”), may act as broker for each Fund Portfolio in connection with the purchase or sale of securities or other investments for each Portfolio Segment, subject to: (a) the requirement that Sub-Adviser seek to obtain best execution as set forth above; (b) the provisions of the Investment Advisers Act of 1940, as amended (the “Advisers Act”); (c) the provisions of the Securities Exchange Act of 1934, as amended; and (d) other applicable provisions of law.  Subject to the requirements of applicable law and any procedures adopted by the Fund’s Board of Directors, Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Fund Portfolio or the Fund for such services in addition to Sub-Adviser’s fees for services under this Agreement.

7.   Representations of Sub-Adviser.  Sub-Adviser is registered with the Securities and Exchange Commission under the Advisers Act.  Sub-Adviser shall remain so registered throughout the term of this Agreement and shall notify Adviser immediately if Sub-Adviser ceases to be so registered as an investment adviser.  Sub-Adviser:  (a) is duly organized and validly existing under the laws of the state of its organization with the power to own and possess its assets and carry on its business as it is now being conducted, (b) has the authority to enter into and perform the services contemplated by this Agreement, (c) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (d) has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, and the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform its services under this Agreement, (e) will promptly notify Adviser of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act, and (f) will notify Adviser of any change in control of the Sub-Adviser within a reasonable time after such change.

4

8.   Books and Records.  Sub-Adviser will maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to each Portfolio Segment’s investments that are required to be maintained by the Fund pursuant to the requirements of paragraphs (b)(5), (b)(6), (b)(7), (b)(9), (b)(10) and (f) of Rule 31a-1 under the 1940 Act.  Sub-Adviser agrees that all books and records which it maintains for each Fund Portfolio or the Fund are the property of the Fund and further agrees to surrender promptly to the Adviser or the Fund any such books, records or information upon the Adviser’s or the Fund’s request (provided, however, that Sub-Adviser may retain copies of such records).  All such books and records shall be made available, within five business days of a written request, to the Fund’s accountants or auditors during regular business hours at Sub-Adviser’s offices.  Adviser and the Fund or either of their authorized representatives shall have the right to copy any records in the possession of Sub-Adviser which pertain to each Fund Portfolio or the Fund.  Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations.  In the event of the termination of this Agreement, all such books, records or other information shall be returned to Adviser or the Fund (provided, however, that Sub-Adviser may retain copies of such records as required by law).

Sub-Adviser agrees that it will not disclose or use any records or confidential information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement or in writing by Adviser or the Fund, or if such disclosure is required by federal or state regulatory authorities.  Sub-Adviser may disclose the investment performance of each Portfolio Segment, provided that such disclosure does not reveal the identity of Adviser, each Fund Portfolio or the Fund or the composition of each Portfolio Segment.  Sub-Adviser may disclose that Adviser, the Fund and each Fund Portfolio are its clients; provided, however, that Sub-Adviser will not advertise or market its relationship with Adviser or the Fund or issue press releases regarding such relationships without the express written prior consent of Adviser. Notwithstanding the foregoing, Sub-Adviser may disclose (i) the investment performance of each Portfolio Segment to Fund officers and [directors/trustees] and other service providers of the Fund, and (ii) any investment performance that is public information to any person.

9.   Code of Ethics.  Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Adviser and the Fund with a copy of such code.  Within 35 days of the end of each calendar quarter during which this Agreement remains in effect, the chief compliance officer or its designee, of Sub-Adviser shall certify to Adviser or the Fund that Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous quarter and that there have been no violations of Sub-Adviser’s code of [Text Missing].

5

10.    Limitation of Liability.  Neither Sub-Adviser nor any of its partners, officers, stockholders, agents or employees shall have any liability to Adviser, the Fund or any shareholder of the Fund for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by Sub-Adviser of its duties hereunder, except for liability resulting from willful misfeasance, bad faith, or negligence on Sub-Adviser’s part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement, except to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

Sub-Adviser agrees to indemnify and defend Adviser, its officers, directors, employees and any person who controls Adviser for any loss or expense (including reasonable attorneys’ fees) arising out of or in connection with any claim, demand, action, suit or proceeding relating to any actual or alleged material misstatement or omission in the Fund’s registration statement, any proxy statement, or any communication to current or prospective investors in each Fund Portfolio, made by Sub-Adviser and provided to Adviser or the Fund by Sub-Adviser.

11.       Term and Termination.  This Agreement shall become effective with respect to each Portfolio Segment on December 4, 2009, and shall remain in full force until December 4, 2011, unless sooner terminated as hereinafter provided.  This Agreement shall continue in force from year to year thereafter with respect to each Fund Portfolio, but only as long as such continuance is specifically approved for each Fund Portfolio at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for a Fund Portfolio, Sub-Adviser may continue to serve in such capacity for such Fund Portfolio in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall terminate as follows:

(a)  This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act) and may be terminated with respect to any Fund Portfolio at any time without the payment of any penalty by Adviser or by Sub-Adviser on sixty days written notice to the other party.  This Agreement may also be terminated by the Fund with respect to any Fund Portfolio by action of the Board of Directors or by a vote of a majority of the outstanding voting securities of such Fund Portfolio (as defined in the 1940 Act) on sixty days written notice to Sub-Adviser by the Fund.

(b)  This Agreement may be terminated with respect to any Fund Portfolios at any time without payment of any penalty by Adviser, the Board of Directors or a vote of a majority of the outstanding voting securities of such Fund Portfolio in the event that Sub-Adviser or any officer or director of Sub-Adviser has taken any action which results in a material breach of the covenants of Sub-Adviser under this Agreement.

(c)  This Agreement shall automatically terminate with respect to a Fund Portfolio in the event the Investment Management Agreement between Adviser and the Fund with respect to that Fund Portfolio is terminated, assigned or not renewed.

6

Termination of this Agreement shall not affect the right of Sub-Adviser to receive payments of any unpaid balance of the compensation described in Section 4 earned prior to such termination.

12.       Delegation.  Adviser consents to Sub-Adviser’s asset management affiliates within the UBS Global Asset Management business group of UBS AG providing research, financial analysis, order placement and other investment management services for Adviser which otherwise could be performed by Sub-Adviser hereunder; provided, however, that no additional charges, fees or other compensation will be paid for such services.  To the extent that such delegation occurs, references to Sub-Adviser herein shall be deemed to include reference to its affiliates.

13.       Notice.  Any notice under this Agreement by a party shall be in writing, addressed and delivered, mailed postage prepaid, or sent by facsimile transmission with confirmation of receipt, to the other party at such address as such other party may designate for the receipt of such notice.

14.       Limitations on Liability.  The obligations of the Fund entered into in the name or on behalf thereof by any of its directors, representatives or agents are made not individually but only in such capacities and are not binding upon any of the directors, officers, or shareholders of the Fund individually but are binding upon only the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to each Fund Portfolio for the enforcement of any claims.

15.       Adviser Responsibility.  Adviser will provide Sub-Adviser with copies of the Fund’s Articles of Incorporation, By-laws, prospectus, and Statement of Additional Information and any amendment thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to Sub-Adviser’s performance under this Agreement; provided, however, that no changes or modifications to the foregoing shall be binding on Sub-Adviser until it is notified thereof.

16.       Arbitration of Disputes.  Any claim or controversy arising out of or relating to this Agreement which is not settled by agreement of the parties shall be settled by arbitration in Santa Monica, California before a panel of three arbitrators in accordance with the commercial arbitration rules of the American Arbitration Association then in effect.  The parties agree that such arbitration shall be the exclusive remedy hereunder, and each party expressly waives any right it may have to seek redress in any other forum.  Any arbitrator acting hereunder shall be empowered to assess no remedy other than payment of fees and out-of-pocket damages.  Each party shall bear its own expenses of arbitration, and the expenses of the arbitrators and of a transcript of any arbitration proceeding shall be divided equally between the parties.  Any decision and award of the arbitrators shall be binding upon the parties, and judgment thereon may be entered in the Superior Court of the State of California or any other court having jurisdiction.  If litigation is commenced to enforce any such award, the prevailing party will be entitled to recover reasonable attorneys’ fees and costs.

17.       Miscellaneous.  This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and may be amended only by written consent of both parties. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.  This Agreement will be binding upon and shall inure to the benefit of the parties and their respective successors.

7

18.       Applicable Law.  This Agreement shall be construed in accordance with applicable federal law and the laws of the state of California.

Adviser and Sub-Adviser have caused this Agreement to be executed as of the date and year first above written.

WILSHIRE ASSOCIATES INCORPORATED	UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.

8

EXHIBIT 1
FUND PORTFOLIO LISTING

Wilshire Large Cap Core 130/30 Fund

9

EXHIBIT 2
FEE SCHEDULE

Adviser shall pay Sub-Adviser, promptly after receipt by Adviser of its advisory fee from the Fund with respect to each Fund Portfolio each calendar month during the term of this Agreement, a fee based on the average daily net assets of each Portfolio Segment, at the following annual rates:

All Assets: _____

Sub-Adviser’s fee shall be accrued daily at 1/365th of the annual rate set forth above.  For the purpose of accruing compensation, the net assets of each Portfolio Segment will be determined in the manner and on the dates set forth in the current prospectus of the Fund with respect to each Fund Portfolio and, on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined.  Upon the termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rata basis through the date of termination and paid within thirty business days of the date of termination.

10

INVESTMENT SUB-ADVISORY AGREEMENT

This Investment Sub-Advisory Agreement (“Agreement”) is made as of the 27th day of January 2010 by and between Wilshire Associates Incorporated, a California corporation (“Adviser”), and Pyramis Global Advisors, LLC, a Delaware limited liability company (“Sub-Adviser”).

Whereas Adviser is the investment adviser of the Wilshire Mutual Funds, Inc. (the “Fund”), an open-end diversified, management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), currently consisting of six separate series or portfolios (collectively, the “Fund Portfolios”) including the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio, the Wilshire 5000 Index Fund and the Wilshire Large Cap Core 130/30 Fund;

Whereas Adviser desires to retain Sub-Adviser to furnish investment advisory services for the Fund Portfolio(s) as described in Exhibit 1 – Fund Portfolio Listing, as may be amended from time to time, and Sub-Adviser wishes to provide such services, upon the terms and conditions set forth herein;

Now Therefore, in consideration of the mutual covenants herein contained, the parties agree as follows:

1.   Appointment.  Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to each Fund Portfolio for the period and on the terms set forth in this Agreement.  Sub-Adviser hereby accepts such appointment and agrees to furnish the services set forth for the compensation herein provided.

2.   Sub-Adviser Services.  Subject always to the supervision of the Fund’s Board of Directors and Adviser, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, such portion of the assets of each Fund Portfolio as Adviser shall from time to time designate (each a “Portfolio Segment”).  Sub-Adviser is authorized in its discretion and without prior consultation with Adviser, to buy, sell (including sell short), retain, and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of each Portfolio Segment.  In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund and each Fund Portfolio and will monitor a Portfolio Segment’s investments, and will comply with the provisions of the Fund’s Articles of Incorporation and By-laws, as amended from time to time, and the stated investment objectives, policies and restrictions of each Fund Portfolio as set forth in the prospectus and Statement of Additional Information for each Fund Portfolio, as amended from time to time, as well as any other objectives, policies or limitations as may be provided by Adviser to Sub-Adviser in writing from time to time.  All of the preceding materials will be provided to Sub-Adviser by Adviser as may be necessary from time to time.

Sub-Adviser will provide reports at least quarterly to the Board of Directors and to Adviser.  Sub-Adviser will make its officers and employees available to Adviser and the Board of Directors from time to time at reasonable times to review investment policies of each Fund Portfolio with respect to each Portfolio Segment and to consult with Adviser regarding the investment affairs of each Portfolio Segment.  Adviser will make available, or cause the Fund’s custodian to make available, timely information to Sub-Adviser regarding such matters as the composition of assets in the Portfolio Segment, cash requirements and cash available for investment, and all other information as may be reasonably necessary for Sub-Adviser to perform its duties under this Agreement.

Sub-Adviser agrees that it:

(a)  will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b)      is and will continue to be a registered investment adviser for the term of this Agreement;

(c)  will conform with all applicable provisions of the 1940 Act and applicable rules and regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable laws and regulations of any governmental authority pertaining to its investment advisory activities, including all portfolio diversification requirements necessary for each Portfolio Segment to comply with subchapter M of the Internal Revenue Code as if each were a regulated investment company thereunder.  Notwithstanding anything to the contrary herein and without limiting the Sub-Adviser’s responsibilities to the Portfolio hereunder, Adviser acknowledges that Sub-Adviser is not responsible for all compliance matters regarding the Portfolio Segment, the Fund or for Adviser, and does not have access to all of the Portfolio Segment’s or Fund’s books and records necessary to perform certain compliance testing.

(d)  is authorized to and will select all other brokers or dealers that will execute the purchases and sales of portfolio securities for each Portfolio Segment (including brokers or dealers affiliated with Adviser or Sub-Adviser).  In making such selection, Sub-Adviser is directed to use its best efforts to seek to obtain best execution, which includes most favorable overall terms for execution of a Portfolio Segment’s orders, taking into account all appropriate factors, including the financial responsibility and execution capability, research and investment information, price, dealer spread or commission, size and difficulty of the transaction and research or other services provided.  Adviser acknowledges that Sub-Adviser has a clearing broker affiliate and Sub-Adviser is unable to prevent unaffiliated broker/dealers from selecting this affiliate to clear trades.  With respect to transactions under sub-paragraph (c) or this sub-paragraph (d), it is understood that Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or in respect of any Fund Portfolio, or be in breach of any obligation owing to the Fund or in respect of any Fund Portfolio under this Agreement, or otherwise, solely by reason of its having caused a Fund Portfolio to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction of a Fund Portfolio in excess of the amount of commission another member of an exchange, broker or dealer would have charged if Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934 provided by such member, broker, or dealer, viewed in terms of that particular transaction or Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.  The Adviser may, from time to time, engage other sub-advisers to advise portions of a Fund Portfolio other than the Portfolio Segment.  Sub-Adviser agrees that it will not consult with any other sub-adviser engaged by the Adviser with respect to transactions in securities or other assets concerning a Fund Portfolio, except to the extent permitted by certain exemptive rules under the 1940 Act that permit certain transactions with a sub-adviser or its affiliates.

(e)  is hereby authorized as the agent of the Fund to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash of each Portfolio Segment for the account of each Portfolio Segment.  The assets of the Portfolio Segment will be maintained in the custody of the custodian identified in, and in accordance with the terms and conditions of the Fund’s Custody Agreement.  Sub-Adviser shall have no liability for the acts or omissions of the Fund’s custodian with the exception of acts or omissions undertaken on behalf of the Fund by the Custodian in reasonable reliance on Sub-Adviser’s authorized instructions.

(f)  is authorized to consider for investment by each Portfolio Segment securities that may also be appropriate for other funds and/or clients served by Sub-Adviser.  To assure fair treatment of each Portfolio Segment and all other clients of Sub-Adviser in situations in which two or more clients’ accounts participate simultaneously in a buy or sell program involving the same security, such transactions will be allocated among each Portfolio Segment and other clients in a manner deemed equitable by Sub-Adviser.  Sub-Adviser is authorized to aggregate purchase and sale orders for securities held (or to be held) in each Portfolio Segment with similar orders being made on the same day for other client accounts or portfolios managed by Sub-Adviser but is under no obligation to do so.  When an order is so aggregated, the actual prices applicable to the aggregated transaction will be averaged and each Portfolio Segment and each other account or portfolio participating in the aggregated transaction will be treated as having purchased or sold its portion of the securities at such average price, and all transaction costs incurred in effecting the aggregated transaction will be shared on a pro-rata basis among the accounts or portfolios (including each Portfolio Segment) participating in the transaction.  Adviser and the Fund understand that Sub-Adviser may not be able to aggregate transactions through brokers or dealers designated by Adviser with transactions through brokers or dealers selected by Sub-Adviser, in which event the prices paid or received by each Portfolio Segment will not be so averaged and may be higher or lower than those paid or received by other accounts or portfolios of Sub-Adviser;

(g)  will report regularly to Adviser and to the Board of Directors and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Directors on a regular basis at reasonable times the management of each Portfolio Segment, including without limitation, review of the general investment strategies of each Portfolio Segment, the performance of each Portfolio Segment in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace, and will provide various other reports from time to time as reasonably requested by Adviser;

(h)  will prepare such books and records with respect to each Portfolio Segment’s securities transactions as requested by Adviser and will furnish Adviser and the Fund’s Board of Directors such periodic and special reports as the Board or Adviser may reasonably request;

(i)  will, unless Adviser has given Sub-Adviser written instructions to the contrary thirty (30) days in advance, vote all proxies with respect to securities in each Portfolio Segment.  Adviser will instruct the Fund’s custodian, administrator and other parties providing services to the Portfolio Segment to promptly forward any misdirected proxy materials to Sub-Adviser;

(j)  shall have the authority, at its discretion, to file proof of claim forms in connection with any litigation or other proceeding based upon Sub-Adviser’s records regarding any security held in the Portfolio Segment unless otherwise limited herein.  In determining whether to file proof of claim forms, Sub-Adviser will use reasonable discretion;

(k)  will act upon reasonable instructions from Adviser which, in the reasonable determination of Sub-Adviser, are not inconsistent with Sub-Adviser’s fiduciary duties under this Agreement; and

(l)  may perform its services through any employee, officer or individual agent of Sub-Adviser, and Adviser and the Fund shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that Sub-Adviser shall promptly notify Adviser of any change in the persons identified in the Fund’s prospectus and Statement of Additional Information as performing portfolio management duties described herein.  Sub-Adviser may, at its own expense, delegate any or all of its duties and responsibilities under this Agreement to any affiliate, provided Sub-Adviser remains responsible to the Adviser and the Fund for the performance of all of its responsibilities and duties hereunder.

3.   Expenses.  During the term of this Agreement, Sub-Adviser will provide the office space, furnishings, equipment and personnel required to perform its activities under this Agreement, and will pay all customary management expenses incurred by it in connection with its activities under this Agreement, which shall not include the cost of securities (including brokerage commissions, if any) purchased for each Portfolio Segment.  Sub-Adviser agrees to bear any Portfolio expenses caused directly by future changes at Sub-Adviser which require an amendment of the Fund’s prospectus or statement of additional information other than during the Fund’s annual amendment to such documents, such as expenses including but not limited to preparing, printing, and mailing to Portfolio shareholders of information statements or stickers to or complete prospectuses or statements of additional information.

4.   Compensation.  For the services provided and the expenses assumed under this Agreement, Adviser will pay Sub-Adviser, and Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee computed and paid as set forth in Exhibit 2 – Fee Schedule.

5.   Other Services.  Sub-Adviser will for all purposes herein be deemed to be an independent contractor its services provided under this Agreement are not deemed to be exclusive and is free to render similar services to others.  Adviser understands and has advised the Fund’s Board of Directors that Sub-Adviser may act as an investment adviser or sub-investment adviser to other investment companies and other advisory clients.  Sub-Adviser will, unless otherwise expressly provided or authorized hereunder, have no authority to act for or represent Adviser, the Fund or a Portfolio Segment or otherwise be deemed an agent of Adviser, the Fund or a Portfolio Segment.  Notwithstanding the foregoing, Sub-Adviser may execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio Segment and direct payments of cash, cash equivalents and securities and other property into such brokerage accounts as Sub-Adviser deems desirable or appropriate, provided Sub-Adviser receives the express agreement and consent of Adviser and/or Board of Directors to execute futures account agreements, ISDA Master Agreements, credit facility agreements and other documents related thereto, which consent shall not be unreasonably withheld or delayed.  In such respect, and only for this limited purpose, Sub-Adviser shall act as the Portfolio Segment’s and the Fund’s agent and attorney-in-fact.  Sub-Adviser understands that during the term of this Agreement Adviser may retain one or more other sub-advisers with respect to any portion of the assets of a Fund other than each Portfolio Segment.

6.   Affiliated Broker.  Sub-Adviser or an affiliated person of Sub-Adviser may act as broker for each Fund Portfolio in connection with the purchase or sale of securities or other investments for each Portfolio Segment, subject to: (a) the requirement that Sub-Adviser seek to obtain best execution as set forth above; (b) the provisions of the Investment Advisers Act of 1940, as amended (the “Advisers Act”); (c) the provisions of the Securities Exchange Act of 1934, as amended; and (d) other applicable provisions of law.  Subject to the requirements of applicable law and any procedures adopted by the Fund’s Board of Directors, Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Fund Portfolio or the Fund for such services in addition to Sub-Adviser’s fees for services under this Agreement.

7.   Representations of Sub-Adviser.  Sub-Adviser is registered with the Securities and Exchange Commission under the Advisers Act.  Sub-Adviser shall remain so registered throughout the term of this Agreement and shall notify Adviser immediately if Sub-Adviser ceases to be so registered as an investment adviser.  Sub-Adviser:  (a) is duly organized and validly existing under the laws of the state of its organization with the power to own and possess its assets and carry on its business as it is now being conducted, (b) has the authority to enter into and perform the services contemplated by this Agreement, (c) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (d) has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, and the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform its services under this Agreement, (e) will promptly notify Adviser of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act, and (f) will notify Adviser of any change in control of Sub-Adviser within a reasonable time after such change.

8.   Books and Records.  Sub-Adviser will maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to each Portfolio Segment’s investments that are required to be maintained by the Fund pursuant to the requirements of paragraphs (b)(5), (b)(6), (b)(7), (b)(9), (b)(10) and (f) of Rule 31a-1 under the 1940 Act.  Sub-Adviser agrees that all books and records which it maintains for each Fund Portfolio or the Fund are the property of the Fund and further agrees to surrender promptly to the Adviser or the Fund any such books, records or information upon the Adviser’s or the Fund’s request (provided, however, that Sub-Adviser may retain copies of such records).  All such books and records shall be made available, within five business days of a written request, to the Fund’s accountants or auditors during regular business hours at Sub-Adviser’s offices.  Adviser and the Fund or either of their authorized representatives shall have the right to copy any records in the possession of Sub-Adviser which pertain to each Fund Portfolio or the Fund.  Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and for regulations.  In the event of the termination of this Agreement, all such books, records or other information shall be returned to Adviser or the Fund (provided, however, that Sub-Adviser may retain copies of such records as required by law).  Without limiting the foregoing obligation, Adviser acknowledges that Sub-Adviser is not the keeper of the books and records for the Fund.

9.   Confidentiality.

(a)  Each party agrees that it will treat confidentially all information provided by any other party to this Agreement (the “Discloser”) regarding the Discloser’s businesses and operations and the investment activities or holdings of the Portfolio Segment (collectively, the “Confidential Information”).  All Confidential Information provided by the Discloser shall be used only by the other party hereto (the “Recipient”) solely for the purposes of rendering services either pursuant to this Agreement or otherwise to the Fund and its shareholders, and shall not be disclosed to any third party without the prior consent of the Discloser, except for any party that controls or is under common control with the Recipient and except for a limited number of employees, attorneys, accountants and other advisers of the Recipient on a need-to-know basis solely for the purposes of rendering services under this Agreement.  Notwithstanding the above, Sub-Adviser may disclose the investment performance of each Portfolio Segment, provided that such disclosure does not reveal the identity of Adviser, each Portfolio Segment or the Fund or the composition of each Portfolio Segment.  Sub-Adviser may disclose that Adviser, the Fund and each Fund Portfolio are its clients; provided, however, that Sub-Adviser will not advertise or market its relationship with Adviser or the Fund or issue press releases regarding such relationships without the express written prior consent of Adviser.  Sub-Adviser may disclose (i) the investment performance of each Portfolio Segment to Fund officers and directors and other service providers of the Fund, and (ii) any investment performance that is public information to any person.

(b)  Confidential Information shall not include any information that: (i) is public when provided or thereafter becomes public through no wrongful act of the Recipient; (ii) is demonstrably known to the Recipient prior to execution of this Agreement; (iii) is independently developed by the Recipient through no wrongful act of the Recipient in the ordinary course of business outside of this Agreement; (iv) is generally employed by the trade at the time that the Recipient learns of such information or knowledge; or (v) has been rightfully and lawfully obtained by the Recipient from any third party.

(c)  In the event that the Recipient is requested or required (by deposition, interrogatories, requests for information or documents in legal proceedings, subpoenas, civil investigative demand or similar process), in connection with any proceeding, to disclose any confidential information regarding Discloser’s business or operations, the Recipient will give the Discloser prompt written notice of such request or requirement to allow the Discloser an opportunity to obtain a protective order or otherwise obtain assurances that confidential treatment will be accorded to such Confidential Information.  In the event that such protective order or other remedy is not obtained, disclosure shall be made of only that portion of the Confidential Information that is legally required to be disclosed.  All Confidential Information disclosed as required by law shall nonetheless continue to be deemed Confidential Information.

(d)  Without limiting the foregoing, Adviser and the Fund acknowledge that the securities holdings of the Portfolio Segment constitute information of value to Sub-Adviser, and agree not to (i) use for any purpose, other than for Adviser, the Fund or its shareholders, or their agents, and (ii) disclose the Portfolio Segment’s holdings, except: (1) as required by applicable law or regulation; (2) as required by state or federal regulatory authorities; (3) to the Board of Directors, counsel to the Board of Directors, counsel to the Fund, the administrator or any sub-administrator, the independent accountants and any other agent of the Fund; (4) pursuant to the Fund’s policies and procedures relating to the disclosure of such information; or (5) as otherwise agreed to by the parties in writing.  Further, Adviser and the Fund agree that information supplied by Sub-Adviser, including approved lists, internal procedures, compliance procedures and any board materials, is valuable to Sub-Adviser, and Adviser and the Fund agree not to disclose any of the information contained in such materials, except:  (i) as required by applicable law or regulation; (ii) as required by state or federal regulatory authorities; (iii) to the Board of Directors, counsel to the Board of Directors, counsel to the Fund, the administrator or any sub-administrator of the Fund, the independent accountants and any other agent of the Fund; or (iv) as otherwise agreed to by the parties in writing.

10.       Code of Ethics.  Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Adviser and the Fund with a copy of such code.  Within 35 days of the end of each calendar quarter during which this Agreement remains in effect, the chief compliance officer of Sub-Adviser shall certify to Adviser or the Fund that Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous quarter and that there have been no material violations of Sub-Adviser’s code of ethics or, if any violation has occurred that is material to the Fund, the nature of such violation and of the action taken in response to such violation.

11.       Limitation of Liability.  Neither Sub-Adviser nor any of its affiliated persons, partners, officers, stockholders, agents or employees shall have any liability to Adviser, the Fund or any shareholder of the Fund for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by Sub-Adviser of its duties hereunder, except for liability resulting from willful misfeasance, bad faith, or gross negligence on Sub-Adviser’s part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement, except to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.  Nothing in this Agreement will be deemed to waive any rights the Adviser, Portfolio Segment or Fund may have against Sub-Adviser under federal or state securities laws, or against Sub-Adviser for breach of its fiduciary duty under this Agreement.  Adviser agrees to indemnify and hold harmless Sub-Adviser and any of its affiliated persons, partners, officers, stockholders, agents or employees, or any other person performing functions for the Portfolio Segment at the direction or request of Sub-Adviser in connection with Sub-Adviser’s discharge of its obligations undertake on reasonably assumed with respect to this Agreement, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under this Agreement or violation of applicable law.

Sub-Adviser agrees to indemnify and defend Adviser, its officers, directors, employees and any person who controls Adviser for any loss or expense (including reasonable attorneys’ fees) arising out of or in connection with any claim, demand, action, suit or proceeding relating to any actual or alleged material misstatement or omission in the Fund’s registration statement, any proxy statement, or any communication to current or prospective investors in each Fund Portfolio, made by Sub-Adviser and provided to Adviser or the Fund by Sub-Adviser.

12.       Term and Termination.  This Agreement shall become effective with respect to the Portfolio Segment on January 27, 2010, and shall remain in full force until August 31, 2011, unless sooner terminated as hereinafter provided.  This Agreement shall continue in force from year to year thereafter with respect to each Fund Portfolio, but only as long as such continuance is specifically approved for each Fund Portfolio at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for a Fund Portfolio, Sub-Adviser may continue to serve in such capacity for such Fund Portfolio in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall terminate as follows:

(a)  This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act) and may be terminated with respect to any Fund Portfolio at any time without the payment of any penalty by Adviser or by Sub-Adviser on sixty days written notice to the other party.  This Agreement may also be terminated by the Fund with respect to any Fund Portfolio by action of the Board of Directors or by a vote of a majority of the outstanding voting securities of such Fund Portfolio (as defined in the 1940 Act) on sixty days written notice to Sub-Adviser by the Fund.

(b)  This Agreement shall automatically terminate with respect to a Fund Portfolio in the event the Investment Management Agreement between Adviser and the Fund with respect to that Fund Portfolio is terminated, assigned or not renewed.

Termination of this Agreement shall not affect the right of Sub-Adviser to receive payments of any unpaid balance of the compensation described in Section 4 earned prior to such termination.

13.       Notice.  Any notice under this Agreement by a party shall be in writing, addressed and delivered, mailed postage prepaid, or sent by facsimile transmission or electronic mail with confirmation of receipt, to the other party at such address as such other party may designate in writing for the receipt of such notice.

14.       Limitations on Liability.  The obligations of the Fund entered into in the name or on behalf thereof by any of its directors, representatives or agents are made not individually but only in such capacities and are not binding upon any of the directors, officers, or shareholders of the Fund individually but are binding upon only the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to each Fund Portfolio for the enforcement of any claims.

15.       Adviser Responsibility.  Adviser will provide Sub-Adviser with copies of the Fund’s Articles of Incorporation, By-laws, prospectus, and Statement of Additional Information and any amendment thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to Sub-Adviser’s performance under this Agreement; provided, however, that no changes or modifications to the foregoing shall be binding on Sub-Adviser until it is notified in writing thereof.  During the term of this Agreement, Adviser agrees to furnish to Sub-Adviser at its principal office all prospectuses, proxy statements, and reports to shareholders prepared for distribution to shareholders of the Fund or the public.

16.       No Investment Guarantee; Risk Acknowledgment.  Without limiting the obligations of the Sub-Adviser hereunder, Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio Segment or the Fund, whether on a relative or absolute basis.  Adviser understands that investment decisions made for the Portfolio Segment by Sub-Adviser are subject to various market, currency, economic, political, business and structure risks and that those investment decisions will not always be profitable.

17.       Use of Name.

(a)  Sub-Adviser hereby consents to the use of its name and the names of its affiliates in the Fund’s disclosure documents, shareholder communications, advertising, sales literature and similar communications.  Sub-Adviser shall not use the name or any tradename, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof of Adviser, the Fund or any of their affiliates in its marketing materials unless it first receives prior written approval of the Fund and Adviser.

(b)  It is understood that the name of each party to this Agreement, and any derivatives thereof or logos associated with that name, is the valuable property of the party in question and its affiliates, and that each other party has the right to use such names pursuant to the relationship created by, and in accordance with the terms of, this Agreement only so long as this Agreement shall continue in effect.  Upon termination of this Agreement, the parties shall forthwith cease to use the names of the other parties (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

18.       Miscellaneous.  This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and may be amended only by written consent of both parties. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.  This Agreement will be binding upon and shall inure to the benefit of the parties and their respective successors.

19.       Applicable Law.  This Agreement shall be construed in accordance with applicable federal law and the laws of the State of California.

Adviser and Sub-Adviser have caused this Agreement to be executed as of the date and year first above written.

WILSHIRE ASSOCIATES INCORPORATED	PYRAMIS GLOBAL ADVISORS, LLC

EXHIBIT 1
FUND PORTFOLIO LISTING

Wilshire Large Cap Core 130/30 Fund

EXHIBIT 2
FEE SCHEDULE

Adviser shall pay Sub-Adviser, promptly after receipt by Adviser of its advisory fee from the Fund with respect to each Fund Portfolio each calendar month during the term of this Agreement, a fee based on the average daily net assets of each Portfolio Segment, at the following annual rates:

All Assets:  _____

Sub-Adviser’s fee shall be accrued daily at 1/365th of the annual rate set forth above.  For the purpose of accruing compensation, the net assets of each Portfolio Segment will be determined in the manner and on the dates set forth in the current prospectus of the Fund with respect to each Fund Portfolio and, on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined.  Upon the termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rata basis through the date of termination and paid within thirty business days of the date of termination.

APPENDIX B

The following table sets forth, as of January 31, 2010, the holders of the capital stock of the Fund known by the Fund to own, control or hold with power to vote 5% or more of its outstanding securities

WILSHIRE LARGE CAP CORE 130/30 FUND
Investment Class

Shareholders	Percentage Owned
VIT Balanced Fund 1 Freedom Valley Dr. Oaks, PA 19456	99.71%

WILSHIRE LARGE CAP CORE 130/30 FUND
Institutional Class

Shareholders	Percentage Owned
VIT Equity Fund 1 Freedom Valley Dr. Oaks, PA 19456	85.12%

Charles Schwab & Co. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4122	5.51%

B-1